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                                EXHIBIT 10 (ww)

                      LOAN AND SECURITY AGREEMENT BETWEEN
                             CDW CAPITAL CORP. AND
                              CDW LEASING, L.L.P.

                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), made as of this 27th day of April, 1999, by and between CDW CAPITAL CORP., an Illinois corporation ("CDWCC"), with its principal place of business at 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061 and CDW LEASING, LLC, an Illinois limited liability company ("Borrower"), with its principal place of business at 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061.

         WHEREAS, Borrower has requested, and CDWCC has agreed to provide a secured revolving credit facility to Borrower in the aggregate principal amount not to exceed the sum of Ten Million and No/100 Dollars ($10,000,000.00) (the "Loan") to be made in one or more Advances (as hereinafter defined); and

         WHEREAS, the purpose of the Loan is to enable Borrower to finance the purchase of certain equipment and enter into leases with end users for such equipment; and

         WHEREAS, CDWCC is prepared to make such Loan on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS AND TERMS; INCORPORATION

         1.1 The following words, terms and/or phrases shall have the meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof, giving effect to the numerical difference; whenever the context so requires, the use of "it" in reference to Borrower shall mean Borrower as identified at the beginning of this Agreement;

                  A. "Advance":   means  an  advance,  in  minimum  amounts   of
$25,000.00.

                  B. "Book Value": means the remaining gross investment in the Eligible Leases less unearned income plus the present value of any residual.

                  C. "Borrower's Liabilities": all obligations and liabilities of Borrower to CDWCC (including without limitation all debts, claims, and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Agreement or the "Other Agreements" (hereinafter defined) or operation of law or otherwise.



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                  D. "Charges":  all national,  federal,  state,  county,  city, municipal and/or other governmental (or any instrumentality, division, agency, body or department thereof) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to the "Collateral" (as hereinafter defined), Borrower's Liabilities, Borrower's business, Borrower's ownership and/or use of any of its assets, and/or Borrower's income and/or gross receipts.

                  E. "Eligible Leases": all leases, instruments and documents which have been approved by Borrower consistent with all credit, management and administrative policies relating thereto.

                  F. "Indebtedness": (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) or (ii) above, and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974, as the same may be amended and in effect from time to time.

                  G. "Obligor": any Person (as hereinafter defined) who is and/or may become obligated to Borrower under or on account of "Eligible Leases".

                  H. "Other Agreements": all agreements, instruments and documents, including without limitation guaranties, mortgages, deeds of trust, notes, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other written materials heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered to CDWCC.

                  I. "Persons": any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise - including without limitation, any instrumentality, division, agency, body or department thereof.)

                  J. "Subordinated Indebtedness": all indebtedness of Borrower to its members, which indebtedness has been and remains subordinated in right of payment to the prior payment in full of the principal of and interest on any and all indebtedness of Borrower to CDWCC, whether now existing or hereafter arising.



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                  K. "Total  Debt":  as of any time the same is to be determined the aggregate of all liabilities, reserves and any other items which would be listed as a liability on a balance sheet of Borrower in accordance with generally accepted accounting principles consistently applied, and in any event including all indebtedness or liabilities of any other Person which Borrower may guaranty or otherwise be responsible or liable for (other than the liability arising out of the endorsement for commercial paper for deposit or collection in the ordinary course of business), all indebtedness and liabilities secured by any lien or any security interest on any property or assets of Borrower, whether or not the same would be classified as a liability on a balance sheet, the liability of Borrower in respect of banker's acceptance and the aggregate over the remaining unexpired term of all leases which should have been or must be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which Borrower is liable as lessee.

         1.2 Except as otherwise defined in this Agreement or by the Other Agreements, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Uniform Commercial Code of the State of Illinois.

         1.3 The Recitals set forth above and the Exhibits attached hereto are true and correct and are incorporated into this Agreement by this reference as if they were fully set forth herein.

2.       LOANS

         2.1 Note. The Loan made by CDWCC to Borrower pursuant to this Agreement shall be evidenced by a revolving line of credit note (which note may be modified, renewed and/or extended), substantially in the form of Exhibit A attached hereto, or other instruments issued or made by Borrower to CDWCC. Except as otherwise provided in this Agreement or in any notes executed and delivered by Borrower to CDWCC in connection herewith, the principal portion of Borrower's Liabilities shall be payable by Borrower to CDWCC on the maturity date(s) described in any such note(s) (as the same may be amended or renewed) and all costs, fees and expenses payable hereunder or under the Other Agreements, shall be payable by Borrower to CDWCC on demand, in either case at CDWCC's principal place of business or such other place as CDWCC shall specify in writing to Borrower.

         2.2 Single Obligation. All of Borrower's Liabilities shall constitute one loan secured by CDWCC's security interest in the Collateral and by all other security interests, liens, claims and encumbrances heretofore, now and/or from time to time hereafter granted by Borrower to CDWCC.

         2.3 Continuing Warranty and Representation. The Loan made by CDWCC to Borrower pursuant to this Agreement or the Other Agreements shall constitute an automatic warranty and representation by Borrower to CDWCC that there does not then exist an "Event of Default" (as hereinafter defined) or any event or condition which with notice, lapse of time and/or the making of such loan would constitute an Event of Default.



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         2.4 Term of Agreement.  This Agreement  shall be in effect until all of
Borrower's Liabilities have been paid in full and any and all commitments of CDWCC to make loans have terminated.

         2.5 Borrowing Base Certificate. Provided that an Event of Default does not then exist or would not then be created thereby or any event which with notice or lapse of time or both would constitute an Event of Default does not then exist, CDWCC, for such period of time as this Agreement shall be in effect, shall loan to Borrower an amount (the "Borrowing Base") equal to one hundred three percent (103%) of the Book Value (which includes equipment, taxes and shipping) of all Eligible Leases that are scheduled on the initial Borrowing Base Certificate, in the form attached hereto as Exhibit B, delivered to CDWCC at Closing, and subsequent Borrowing Base Certificates, in the form attached hereto as Exhibit B, to be delivered by Borrower to CDWCC by the tenth (10th) day of each month thereafter. If the Book Value of the Eligible Leases as indicated on the Borrowing Base Certificate must be one hundred three percent (103%) of the loan outstanding or the difference between the loan outstanding and one hundred three percent (103%) of the Book Value of the Eligible Leases shall be required to be repaid to CDWCC. Upon CDWCC's request therefor, Borrower shall attach to each Borrowing Base Certificate a true and correct copy of such leases and other documents relating to the Eligible Leases scheduled thereon. Borrower's failure to maintain the collateral advance rates set forth in this Paragraph 5 shall be deemed to be an Event of Default hereunder.

         2.6 Loan Advance Requests. On a periodic basis, Borrower shall submit funding requests (the "Loan Advance Request") to CDWCC. Each Loan Advance
Request shall consist of new Eligible Leases entered into by the Borrower and various lessees during the most recent previous periods. CDWCC shall advance to Borrower the amount requested in each Loan Advance Request subject to the total loan limit set forth in the Borrowing Base as set forth in Section 2.5 herein. CDWCC shall advance such funds under each Loan Advance Request in an amount equal to one hundred three percent (103%) of the Book Value (which includes equipment, taxes and shipping) of all Eligible Leases that are scheduled on the Loan Advance Request, in the form attached hereto attached as Exhibit C, delivered to CDWCC at the time of each periodic Loan Advance Request. All Loan Advance Requests are subject to the Borrowing Base limitations set forth in
Section 2.5 herein.

         2.7 Termination of Lending Obligations. CDWCC's commitment to loan funds hereunder shall expire on the earlier of (i) the date on which CDWCC demands repayment of Borrower's Liabilities under the terms of any note given by Borrower to CDWCC, or (ii) the occurrence of an Event of Default pursuant to
Section 6 hereof.

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3.       COLLATERAL: GENERAL TERMS

         3.1 To secure the prompt payment to CDWCC of Borrower's Liabilities and the prompt, full and faithful performance by Borrower of all of the provisions to be kept, observed or performed by Borrower under this Agreement and/or the Other Agreements, Borrower grants to CDWCC a security interest in and to, and collaterally assigns to CDWCC, all of Borrower's property, wherever located, whether now or hereafter existing, owned, licensed, leased (to the extent of Borrower's ownership interest therein), arising and/or acquired, including without limitation all of Borrower's: goods, chattels and intangibles now owned or hereafter acquired, including, without limitation, all present and future accounts receivable, all inventory now owned or hereafter acquired, chattel paper, general tangibles, all office furniture and fixtures, office machines, all equipment now owned or hereafter acquired, including data processing, computer and telecommunication systems, all other tangible property now owned or hereafter acquired, and all proceeds of the foregoing collateral, all other goods, machinery, equipment, tools and dies, accounts receivable, general intangibles, fixtures, leases, deposits, customer's lists, routes, patents and patent applications, trade marks and trade names, franchises, licenses, insurance policies, return insurance premiums, inventory, raw materials, work in process, finished goods, products of goods, returned and repossessed goods, documents, instruments and chattel paper now owned or hereafter acquired by Borrower, by way of addition, accession, substitution, renewal or replacement and the proceeds of any sale, exchange, collection or other disposition of all inventory, raw materials, work in process, finished goods, returned and repossessed goods, accounts receivable contract rights and chattel paper (herein collectively called the "Collateral"), and all proceeds and products of the Collateral of every kind and description, including insurance proceeds.

         3.2 Borrower shall execute and deliver to CDWCC, at the request of CDWCC, all agreements, instruments and documents that CDWCC reasonably may request, in form and substance acceptable to CDWCC, to perfect and maintain perfected CDWCC's security interest in the Collateral and to consummate the transactions contemplated in or by this Agreement and the Other Agreements. Borrower agrees that a carbon, photographic or photostatic copy, or other reproduction, of this Agreement or of any financing statement, shall be sufficient as a financing statement.

         3.3 CDWCC shall have the right, at any time during Borrower's usual business hours, on a monthly basis, upon reasonable notice to Borrower of not less than two (2) business days, to conduct a field collateral audit which shall consist of inspecting the Collateral and all related records (and the premises upon which it is located), and to verify the amount and condition or any other matter relating to the Collateral. The cost of all field collateral audits shall be borne by Borrower.



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         3.4 Borrower  warrants and represents to and covenants with CDWCC that:
(a) CDWCC's security interest in the Collateral is now and at all times hereafter shall be perfected and have a first priority; (b) the office and/or locations where Borrower keeps the Collateral are specified at the end of this Paragraph and Borrower shall not remove such Collateral therefrom and shall not keep any of such Collateral at any other office or location unless Borrower gives CDWCC written notice thereof at least thirty (30) days prior thereto and the same is within the continental United States of America; and (c) the addresses specified at the end of this Paragraph include and designate Borrower's chief executive office, chief place of business and other offices and places of business, including inventory locations, and are Borrower's sole offices and places of business. Locations of Collateral, Borrower's principal place of business and all other offices and places of business: 200 N. Milwaukee Avenue, Vernon Hills, Illinois 60061; and 7145 South West Varns Street, Portland, Oregon 97223.

         3.5 At the request of CDWCC, Borrower shall receive, as the sole and exclusive property of CDWCC and as trustee for CDWCC, all monies, checks, notes, drafts and all other payment for and/or proceeds of Collateral which come into the possession or under the control of Borrower and promptly upon receipt thereof, Borrower shall remit the same (or cause the same to be remitted), in kind, to CDWCC or at CDWCC's direction.

         3.6 Upon demand or an Event of Default or event or condition which with notice of lapse of time would constitute an Event of Default, CDWCC may take control of, in any manner, and may endorse Borrower's name to any of the items of payment or proceeds described in Paragraph 3.5 above and, pursuant to the provisions of this Agreement, CDWCC shall apply the same to and on account of Borrower's Liabilities.

         3.7 CDWCC, at its option, may at any time or times hereafter, but shall be under no obligation to, pay, acquire and/or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person against the Collateral.

         3.8 Regardless of the adequacy of any Collateral securing Borrower's Liabilities hereunder, any deposits or other sums at any time credited by or payable or due from CDWCC to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in possession or control of CDWCC or its bailee for any purpose may, upon demand or an Event of Default or event or condition which with notice or lapse of time would constitute an Event of Default, be reduced to cash and applied by CDWCC to or set off by CDWCC against Borrower's Liabilities hereunder.

         3.9 Upon CDWCC's election and only after reasonable notice, Borrower shall instruct the Obligors of its accounts to make payments directly to a lock box or cash collateral account maintained by CDWCC in Borrower's name. All such collections shall be CDWCC's property to be applied against Borrower's Liabilities, at CDWCC's option, and not Borrower's property. CDWCC may endorse Borrower's name to any of the items of payment or proceeds described herein. CDWCC shall notify Borrower, within three (3) business days after its receipt of any payment, of the payment amount, lessee's name, date of receipt and any instructions, invoices or correspondence accompanying such payment.


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4.       ELIGIBLE LEASES

         4.1 With   respect  to  Eligible   Leases,   applying  a   standard  of
reasonableness and good faith, except as otherwise disclosed by Borrower to CDWCC in writing, Borrower warrants and represents to and covenants with CDWCC that: (a) they are genuine, in all respects what they purport to be and are not evidenced by a judgment; (b) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in such leases and other documents delivered to CDWCC with respect thereto; (c) the amounts thereof, which may be shown on any Borrowing Base Certificate and/or all invoices and statements delivered to CDWCC with respect thereto, are actually and absolutely owing to Borrower and are not contingent for any reason; (d) Borrower knows of no basis for any set offs, counterclaims or disputes existing or asserted with respect thereto and Borrower has not made any agreement with any Obligor thereof for any deduction therefrom; (e) Borrower knows of no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the amount thereof, which may be shown on any Borrowing Base Certificate and on all leases and statements delivered to CDWCC with respect thereto; (f) to the best of Borrower's knowledge, all Obligors thereof have the capacity to contract and are solvent; (g) the services furnished and/or goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of CDWCC; (h) Borrower has no knowledge of any fact or circumstance which would impair the validity or collectability thereof; and (i) to the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Obligor thereof which might result in any material adverse change in its financial condition. The representations and warranties set forth herein are qualified and limited to the extent of applicable bankruptcy, insolvency, reorganization of other laws of general application relating to or affecting the rights of creditors and to the extent enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies.

         4.2 At any time or times hereafter, any of CDWCC's officers, employees or agents shall have the right, in CDWCC's name or in the name of a nominee of CDWCC, to verify the validity, amount or any other matter relating to any Eligible Leases by mail, telephone, telegraph or otherwise. All costs, fees and expenses relating thereto incurred by CDWCC (or for which CDWCC becomes obligated) shall be part of Borrower's Liabilities, payable by Borrower to CDWCC on demand.

         4.3 Unless CDWCC notifies Borrower in writing that CDWCC suspends any one or more of the following requirements, Borrower shall: (a) promptly upon Borrower's learning thereof, inform CDWCC, in writing, of any material delay in Borrower's performance of any of its obligations to any Obligor and of any assertion of any material claims, offsets or counterclaims by any Obligor and of any material allowances, credits and/or other monies granted by Borrower to any Obligor; and (b) not permit or agree to any extension, compromise or settlement with respect to Eligible Leases except in the ordinary course of business.



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         4.4 Upon an Event of Default hereunder,  CDWCC shall have the right, at its option, without notice thereof to Borrower: (a) to notify any or all Obligors that the Eligible Leases and Collateral have been assigned to CDWCC and CDWCC has a security interest therein; (b) to direct such Obligors to make all payments due from them to Borrower upon the Eligible Leases and Collateral directly to CDWCC; and (c) to enforce payment of and collect, by legal proceedings or otherwise, the Eligible Leases and Collateral in the name of CDWCC and Borrower.

         4.5 Borrower, irrevocably, hereby designates, makes, constitutes and appoints CDWCC (and all Persons designated by CDWCC) as Borrower's true and lawful attorney (and agent-in-fact), with power, upon an Event of Default or event or condition which with notice or lapse of time would constitute an Event of Default, without notice to Borrower and in Borrower's or CDWCC's name: (a) to enforce payment of the Eligible Leases by legal proceedings or otherwise; (b) to exercise all of Borrower's rights and remedies with respect to the collection of the Eligible Leases; (c) to settle, adjust, compromise, discharge, release, extend or renew the Eligible Leases; (d) to settle, adjust or compromise any legal proceedings brought to collect the Eligible Leases; (e) to sell or assign the Eligible Leases upon such terms, for such amounts and at such time or times as CDWCC deems advisable; (f) to prepare, file and sign Borrower's name on any Notice of Lien, Assignment or Satisfaction of Lien or similar document in connection with the Eligible Leases and Special Collateral; or (g) to prepare, file and sign Borrower's name on any Proof of Claim in Bankruptcy or similar document against any Obligor.

5.       WARRANTIES, REPRESENTATIONS AND COVENANTS:  GENERAL

         5.1 Borrower warrants and represents to and covenants with CDWCC that:

                  (a) Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Illinois, with full and adequate power to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing;

                  (b) Borrower has obtained all licenses, permits and the like required by any jurisdiction where Borrower currently conducts its business;

                  (c) Borrower has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and Other Agreements and all necessary and appropriate action has been taken on the part of Borrower to authorize the execution and delivery of this Agreement and the Other Agreements;

                  (d) the execution, delivery and/or performance by Borrower of this Agreement and Other Agreements shall not, by the lapse of time, the giving of notice or otherwise, (i) constitute a violation of any applicable law or a breach of any provision contained in Borrower's Articles of Organization, or similar document, or contained in any agreement, instrument or document to which Borrower is now or hereafter a party or by which it is or may be bound or (ii) contravene or conflict with any provision of any law, statute or regulation or any judgment, decree or order;

                  (e) that there is no litigation or governmental proceeding pending or to the knowledge of Borrower threatened, against Borrower, which, if adversely determined, would result in any material adverse change in the financial condition or properties, business or operations of Borrower;

                  (f) Borrower has duly filed all applicable income or other tax returns (including extensions) and has paid all income or other taxes when due. There is no controversy or objection pending, or to the knowledge of Borrower threatened in respect of any tax returns of Borrower;

                  (g) Borrower is and shall continue to be solely responsible to
(i) properly complete and file on a timely basis and in correct form all material tax returns (federal, state, county, local and other, excise, franchise, payroll, capital stock, intangible, sales and use, service, employment, property and, without limitation by specific enumeration of the foregoing, all other material tax returns of every kind and nature) which have heretofore been required or are required to be filed by Borrower and which relate to tax liabilities of Borrower and (ii) pay, on a timely basis, all taxes reflected on such tax returns, including all deficiency assessments, additions to tax, penalties and interest related thereto;

                  (h) Borrower is now and at all times hereafter shall be solvent and generally paying its debts as they mature and Borrower now owns and shall at all times hereinafter own property which, at a fair valuation, is greater than the sum of its debts;

                   (i)Borrower is not and will not be during the term hereof in violation of any applicable federal, state or local statute, regulation or ordinance, in any respect materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise; and

                  (j) Borrower is not in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound.

         5.2 Borrower warrants and represents to and covenants with CDWCC that Borrower shall not, without CDWCC's prior written consent thereto, which consent shall not be unreasonably withheld:

                  (a) grant a security interest in, assign, sell or transfer any of the Collateral to any Person or permit, grant or suffer a lien, claim or encumbrance upon any of the Collateral or upon Borrower's assets, excluding liens, claims or encumbrances suffered by a lessee;

                  (b) enter into any transaction not in the ordinary course of business which materially and adversely affects Borrower's ability to repay Borrower's Liabilities or Indebtedness, or a material portion of the Collateral;

                  (c) other than as specifically permitted in or contemplated by this Agreement, encumber, pledge, mortgage, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation or otherwise, any of Borrower's assets including the Collateral;

                  (d) incur indebtedness, except renewals or extensions of existing Indebtedness and interest thereon, and except Indebtedness that is unsecured and is to Persons who execute and deliver to CDWCC in form and substance acceptable to CDWCC and its counsel subordination agreements subordinating their claims against Borrower therefor to the payment of Borrower's Liabilities;

                  (e) make any  acquisition   or  divestiture  of a  company  or
business of any kind or nature for an aggregate amount in excess of Twenty-five Thousand and No/100 Dollars ($25,000.00) within any fiscal year of Borrower;

                  (f) distribute income in excess of the amounts required to satisfy that portion of the current income tax obligations of the members of Borrower or which arise as a result of the election by the Borrower to be taxed as a partnership under the Internal Revenue Code, if applicable;

                  (g) make or have outstanding any new investments (whether through purchase of stocks or obligations or otherwise) in, or loans or advances to, any other person, firm or corporation, or acquire all or any substantial part of the assets or business of any other person, firm or corporation;

                  (h) Issue o r  distribute  additional  shares  or options   to
purchase the capital stock; or

                  (i) make any loan or credit facility available to any Person, excluding lease transactions which may be characterized as a loan.

         5.3 Borrower warrants and represents to and covenants with CDWCC that: no condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or threatened litigation or proceeding or basis therefore) exists wherein there is a reasonable likelihood to (i) adversely affect the validity or priority of the liens and security interest granted to CDWCC under the Other Agreements; (ii) materially adversely affect the ability of Borrower to perform its obligations under the Other Agreements; (iii) constitute an Event of Default under any of the Other Agreements; or (iv) constitute such an Event of Default with the giving of notice or lapse of time or both.

         5.4 Borrower covenants with CDWCC that Borrower shall furnish to CDWCC:
(a) as soon as possible but not later than ninety (90) days after the close of each fiscal year of Borrower, annual audited financial statements of Borrower;
(b) as soon as available but not later than thirty (30) days after the end of each quarter hereafter, financial statements of Borrower certified by Borrower to be prepared in accordance with generally accepted accounting principles and to present fairly the financial position and results of operations of Borrower for such period including aged accounts receivable certified as true and complete by an officer of the Borrower; and (c) such other data and information (financial and otherwise) as CDWCC, from time to time, may request.

         5.5 Borrower covenants with CDWCC that it will not make any payment on account of any Subordinated Indebtedness except interest and ordinary operating expenses without the prior written consent of CDWCC, which consent shall not be unreasonably withheld.

         5.6 Borrower covenants with CDWCC that it warrants and represents to and covenants with CDWCC that this Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials submitted to CDWCC in connection with or in furtherance of this Agreement by or on behalf of Borrower fully and freely state the matters with which they purport to deal, and neither misstate any material fact nor, separately or in the aggregate fail to state any material fact necessary to make the statements made not misleading.

         5.7 Borrower warrants and represents to and covenants with CDWCC that the Loan made pursuant to the terms of this Agreement and the Other Agreements, including interest rate, fees and charges as contemplated hereby, is a business loan within the purview of 815 ILCS 205 14, the Loan is an exempted transaction under the Truth in Lending Act, 12 U.S.C. 1601 et seq.; and the Loan does not and when disbursed shall not, violate the provisions of the Illinois usury laws, any consumer credit laws or the usury laws of any state which may have jurisdiction over this transaction, Borrower or any property securing the Loan.

         5.8 Borrower covenants with CDWCC that it will allow CDWCC access to its books and records, as CDWCC may reasonably request.

         5.9 Borrower covenants with CDWCC that immediately after the commencement thereof, it will give notice to CDWCC in writing of all actions, suits and proceedings before any court or governmental department, commission, board or other administrative agency which may have a material effect on the operations of Borrower.

         5.10 Borrower represents and warrants to CDWCC that Borrower does not have any obligation to pay any Person in respect of any finder's, brokers or similar fee in connection with the Loan or this Agreement.

         5.11 Borrower represents and warrants to CDWCC that neither Borrower nor any other Person employed by Borrower has ever used, generated, processed, stored, disposed of, released or discharges any Hazardous Materials in, on, under or about any real property (the "Real Property") heretofore, presently or hereafter leased or owned by Borrower or transported any Hazardous Material to or from such locations. Borrower does not have any knowledge of other contamination or non-complying conditions or use of Hazardous Material on the Real Property or any property now or hereafter owned or used by Borrower. For purposes of this Agreement, the term "Hazardous Material"means petroleum products, asbestos, and any other hazardous or toxic substance, material or waste, which is or becomes regulated by any local governmental authority, the State or Commonwealth in which the Real Property is located, or the United States government, whether originating from the Real Property, or migrating, flowing, percolating, diffusing or in any way moving onto or under the Real Property. Borrower agrees to indemnify and hold CDWCC harmless from and against all liabilities, claims, actions, foreseeable and unforeseeable consequential damages, costs and expenses (including sums paid in settlement of claims and all consultant, expert and legal fees and expenses of CDWCC's counsel) or loss directly or indirectly arising out of or resulting from any Hazardous Material.

         5.12 The  representations, warranties and  covenants  set forth in this
Section 5 shall survive until all of Borrower's Liabilitie have been fully satisfied.

         For purposes of this Agreement, unless otherwise specified, all accounting terms used herein shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with, those generally accepted accounting principles applied on a consistent basis in the preparation of the financial statements referenced to herein.

6.       DEFAULT

         6.1 The occurrence of any one of the following events shall constitute a default ("Event of Default") by Borrower under this Agreement:

         (a) if Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or in the Other Agreements, which is required to be performed, kept or observed by Borrower; provided, however, Borrower shall have a period not to exceed thirty (30) days after written notice of said failure of performance or observance to cure the same;

         (b) if Borrower fails to  pay any of Borrower's Liabilities  within ten
(10) business days of the date when due;

         (c) subject to a good faith dispute and the Borrower's ability to reasonably contest such matter, if the Collateral or any other of Borrower's assets are attached, seized, subjected to a writ of distress warrant, or are levied upon, or become subject to any lien, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors;

         (d) if Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay debts as they become due, if a petition under title 11, United States Code or any similar law or regulation shall be filed by or against Borrower or if Borrower shall make an assignment for the benefit of its creditors or if any cause or proceeding is filed by or against Borrower for its dissolution of liquidation, or if Borrower is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs;

         (e) subject to a good faith dispute and the Borrower's ability to reasonably contest such matter, if a notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of Borrower's assets by any federal, state or local department or agency and such lien, levy or assessment is not cured to the reasonable satisfaction of CDWCC within thirty
(30) days of the date of such notice;

         (f) if a contribution failure occurs with respect to any pension plan maintained by Borrower or any corporation, trades or business that is, along with Borrower, a member of a controlled group of corporations or controlled group of tracks or businesses (as described in Section 414(b) and (c) of the Internal Revenue Code of 1986, as amended, or Section 4001, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") sufficient to give rise to a lien under Section 302(f) of ERISA;

         (g) subject to a good faith dispute and the Borrower's ability to reasonably contest such matter, if Borrower is in default in the payment of any obligations, indebtedness or other liabilities to any third parties and such Event of Default is declared and is not cured within thirty (30) days;

         (h) the appointment of a conservator for all or any portion of Borrower's assets;

         (i) the occurrence of a default or Event of Default under any agreement, instrument and/or document executed and delivered by any person or entity to CDWCC pursuant to which such person or entity has guaranteed to CDWCC the payment or collection of Borrower's Liabilities and/or has granted to CDWCC a security interest or lien in and to some or all of such person's or entity's real and/or personal property to secure the payment of Borrower's Liabilities; or

         (j) the occurrence of a default or an Event of Default under any of the Other Agreements.

         6.2 All of CDWCC's rights and remedies under this Agreement and the Other Agreements are cumulative and nonexclusive.

         6.3 Upon an Event of Default or the occurrence of any one of the events described in Paragraph 6.1, without notice by CDWCC to or demand by CDWCC of Borrower, CDWCC shall have no further obligation to and may then forthwith cease advancing monies or extending credit to or for the benefit of Borrower under this Agreement and the Other Agreements. Upon an Event of Default, without notice by CDWCC to or demand by CDWCC of Borrower, Borrower's Liabilities shall be due and payable, forthwith.

         6.4 Upon an Event of Default, CDWCC, in its sole and absolute discretion, may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state and any other applicable law upon default by a debtor.

         6.5 Upon an Event of Default, Borrower, immediately upon demand by CDWCC, shall assemble the Collateral and make it available to CDWCC at a place or places to be designated by CDWCC which is reasonably convenient to CDWCC and Borrower. Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or the Other Agreements, no remedy of law will provide adequate relief to CDWCC, and agrees that CDWCC shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         6.6 Any notice required to be given by CDWCC of a sale, lease, other disposition of the Collateral or any other intended action by CDWCC, deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified at the beginning of this Agreement not less than five (5) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower thereof.

         6.7 Upon an Event of Default, Borrower agrees that CDWCC may, if CDWCC deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that CDWCC has no obligation to preserve rights against prior parties to the Collateral.

7.       NOTICES.

         Except as otherwise provided in this Agreement, any and all notices, consents, waivers, directions, requests or other instruments or communications provided for under this Agreement and the Other Agreements shall be in writing, signed by the party giving the same, and shall be deemed properly given only if delivered in person, or if sent by registered or certified U.S. Mail, postage prepaid, or a national express courier, freight charges paid, and addressed as follows:

                  If to CDWCC:      CDW Capital Corp.
                                            200 North Milwaukee Avenue
                                            Vernon Hills, Illinois 60061
                                            Attn: Mr. Harry J. Harczak, Jr.

                  If to Borrower:   CDW Leasing, LLC
                                            200 North Milwaukee Avenue
                                            Vernon Hills, Illinois 60061
                                            Attn:  Mr. Daniel F.  Callen

         Any notice so given shall be deemed to have been received as of the second (2nd) business day after it was mailed or sent, provided that the notice is actually received in due course. Any such communication sent by telegram shall be deemed properly given when received by the person to whom it is sent. Any such communication sent by fax or other means of electronic transmission shall not be deemed to have been delivered in person hereunder. Any party may, by written notice to the other, specify any other address within the United States for the receipt of such instructions or communications.

8.       GENERAL

         8.1 Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by CDWCC on account of Borrower's Liabilities and Borrower agrees that CDWCC shall have the continuing exclusive right to apply and reapply any and all such payments in such manner as CDWCC may deem advisable, notwithstanding any entry by CDWCC upon any of its books and records.

         8.2 Borrower covenants, warrants and represents to CDWCC that all representations and warranties of Borrower contained in this Agreement and the Other Agreements shall be true from the time of Borrower's execution of this Agreement to the end of the original term and each renewal term hereof. All of Borrower's warranties, representations, undertakings, and covenants contained in this Agreement or the Other Agreements shall survive until such time as Borrower's Liabilities to CDWCC have been paid in full.

         8.3 The terms and provisions of this Agreement and the Other Agreements shall supersede any prior agreement or understanding of the parties hereto, and contain the entire agreement of the parties hereto with respect to the matters covered hereby. This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrower and CDWCC. Except for the provisions of Section 2 hereof which shall terminate as provided in paragraph 2.6, this Agreement shall continue in full force and effect so long as any portion or component of Borrower's Liabilities shall be outstanding. Should a claim ("Recovery Claim") be made upon CDWCC at any time for recovery of any amount received by CDWCC in payment of Borrower's Liabilities (whether received from Borrower or otherwise) and should CDWCC repay all or part of said amount by reason of (1) any judgment, decree or order of any court or administrative body having jurisdiction over CDWCC or any of its property; or (2) any settlement or compromise of any such Recovery Claim effected by CDWCC with the claimant (including Borrower), this Agreement and the security interests granted CDWCC hereunder shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by CDWCC, notwithstanding any prior termination of this Agreement, the return of this Agreement to Borrower, or the cancellation of any notice or other instrument evidencing Borrower's Liabilities. Borrower may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof.

         8.4 CDWCC's failure to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of CDWCC thereafter to demand strict compliance and performance therewith. Any suspension or waiver by CDWCC of an Event of Default by Borrower under this Agreement or the Other Agreements shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or the Other Agreements and no Event of Default by Borrower under this Agreement or the Other Agreements shall be deemed to have been suspended or waived by CDWCC unless such suspension or waiver is by an instrument in writing signed by an officer of CDWCC and directed to Borrower specifying such suspension or waiver.

         8.5 If any provision of this Agreement or the Other Agreements or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the Other Agreements and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Agreement and the Other Agreements shall be severable in any such instance.

         8.6 This Agreement and the Other Agreements shall be binding upon and inure to the benefit of the successors and assigns of Borrower and CDWCC. This provision, however, shall not be deemed to modify Paragraph 8.3 hereof.

         8.7 To the fullest extent permitted by law, Borrower hereby agrees to protect, indemnify, defend and save harmless, CDWCC and its directors, officers, agents and employees from and against any and all liability, expense or damage of any kind or nature and from any suits, claims, or demands, including legal fees and expenses on account of any matter or thing or action or failure to act by CDWCC, whether in suit or not, arising out of this Agreement or in connection herewith unless such suit, claim or damage is caused solely by any act, omission or willful malfeasance of CDWCC, its directors, officers, agents and authorized employees. This indemnity is not intended to excuse CDWCC from performing hereunder. This obligation on the part of Borrower shall survive the closing of the Loans, the repayment thereof and any cancellation of this Agreement. Borrower shall pay, and hold CDWCC harmless from, any and all claims of any brokers, finders or agents claiming a right to any fees in connection with arranging the financing contemplated hereby.

         8.8 Borrower hereby appoints CDWCC as Borrower's agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any agreement, instrument or document which CDWCC may deem necessary or advisable to accomplish the purposes hereof which appointment is irrevocable and coupled with an interest. All monies paid for the purposes herein, and all costs, fees and expenses paid or incurred in connection therewith, shall be part of Borrower's Liabilities, payable by Borrower to CDWCC on demand.

         8.9 This Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

         8.10 Except as otherwise provided in the Other Agreements, if any provision contained in this Agreement is in conflict with, or inconsistent with any provision in the Other Agreements, the provision contained in this Agreement shall govern and control.

         8.11 Except as otherwise specifically provided in this Agreement, Borrower waives any and all notice or demand which Borrower might be entitled to receive by virtue of any applicable statute of law, and waives presentment, demand and protest and notice of presentment, protest, default, dishonor, nonpayment, maturity, release, compromise, settlement, extension or renewal of any and all agreements, instruments or documents at any time held by CDWCC on which Borrower may in any way be liable.

         8.12 Until CDWCC is notified by Borrower to the contrary in writing by registered or certified mail directed to CDWCC's principal place of business, the signature upon this Agreement or upon any of the Other Agreements of any partner, manager, employee or agent of the Borrower, or of any other Person designated in writing to CDWCC by and of the foregoing, shall bind Borrower and be deemed to be the duly authorized act of Borrower.

         8.13 This Agreement and the Other Agreements shall be governed and controlled by the laws of the State of Illinois.

         8.14 If at any time or times hereafter whether or not Borrower's Liabilities are outstanding at such time, CDWCC: (a) employs counsel for advice or other representation (i) with respect to the Collateral, this Agreement, the Other Agreements or the administration of Borrower's Liabilities, (ii) to represent CDWCC in any litigation, arbitration, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, arbitration, contest, dispute, suit or proceeding (whether instituted by CDWCC, Borrower or any other Person) in any way or respect relating to the Collateral, this Agreement, the Other Agreements, or Borrower's affairs, or (iii) to enforce any rights of CDWCC against Borrower or any other Person which may be obligated to CDWCC by virtue of this Agreement or the Other Agreements, including, without limitation, any Obligor; (b) takes any action with respect to administration of Borrower's Liabilities or to protect, collect, sell, liquidate or otherwise dispose of the Collateral; and/or
(c) attempts to or enforces any of CDWCC's rights or remedies under this Agreement or the Other Agreements, including without limitation, CDWCC's rights or remedies with respect to the Collateral, the reasonable costs and expenses incurred by CDWCC, including attorney's fees, in any matter or way with respect to the foregoing, shall be part of Borrower's Liabilities, payable by Borrower to CDWCC on demand.

         8.15 BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO CDWCC'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY CDWCC IN ACCORDANCE WITH THIS PARAGRAPH.

         8.16 BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER AGREEMENTS, OR ANY
AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY ARISING IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS, OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first set forth above.

ATTEST:                                     CDW LEASING , LLC


By: __________________________              By: ________________________
Its:__________________________              Its:________________________


ATTEST:                                     CDW CAPITAL CORP.


By: __________________________              By: ________________________
Its:__________________________              Its:________________________

                                    EXHIBIT A

                              Revolving Credit Note

$10,000,000.00                                            Vernon Hills, Illinois
                                                          ________________, 1999

         For value received, the undersigned, CDW LEASING, LLC, an Illinois limited liability company (the "Borrower"), promises to pay to the order of CDW CAPITAL CORP., an Illinois corporation ("CDWCC"), at its principal office at 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00), or such lesser amount as may be advanced to the Borrower, on the day following receipt of written demand for such payment (the "Demand Date") from the holder hereof in lawful money of the United States of America.

         The Borrower promises to pay interest (computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed) on the principal amount from time to time remaining unpaid hereon from the date hereof until the Demand Date at "LIBOR" plus three (3) percentage points, commencing on __________, 1999, and on the first day of each and every month thereafter until this Note is paid in full, except that the final payment of principal and all accrued but unpaid interest, if not sooner paid, shall be due on the Demand Date.

         For purposes of this Note, "LIBOR" means the rate of interest per annum (rounded upwards, if necessary, to nearest 1/8 of 1%) at which deposits in U.S. dollars in immediately available funds are being offered to prime banks in the London interbank market at 11:00 a.m. (London, England time), using the three
(3) month rate, as determined by reference to Bloomberg Financial Market's terminal screen entitled "Official BBA LIBOR Fixings" or such other information vendor selected by the holder of this Note for determining British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits. Such rate shall be set and adjusted on the first business day of each calendar quarter and shall remain the same and in effect for said calendar quarterly, subject to the default rate adjustments as hereinafter set forth.

         The Borrower shall have the right to prepay, without premium or penalty, and to reborrow the revolving credit hereunder in accordance with the terms and conditions of the Loan and Security Agreement between the Borrower and CDWCC (the "Loan Agreement") of even date herewith.

         Upon the occurrence of any Event of Default (as defined in the Loan Agreement), and continuing until this Note is paid in full, and after maturity, the principal hereof then outstanding shall bear interest at the rate per annum determined by adding three percent (3%) to the LIBOR Rate.

         Upon the occurrence of an Event of Default, this Note and all other indebtedness of the Borrower to CDWCC shall immediately become due and payable, without notice or demand by CDWCC.

         All payments and prepayments on account of the indebtedness evidenced by this Note shall be first applied to costs of collection and any other charges due hereunder, if any, then on accrued and unpaid interest on the unpaid principal balance of this Note and the remainder, if any, to said principal balance.

         All loans made by CDWCC against this Note and all payments made by the Borrower on account of the unpaid principal amount hereof, shall be recorded on the books and records of the holder hereof and endorsed hereon prior to any transfer hereof, and the Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the amount shown as owing on this Note on the books and records of the holder hereof shall be deemed prima facie correct.

         This Note and any and all other liabilities and obligations of Borrower to CDWCC, howsoever created, arising or evidenced, whether now or hereafter existing, are secured, inter alia by the Loan Agreement, and all other documents and instruments evidencing or securing the loan evidenced by this Note are hereinafter collectively referred to as the "Loan Documents".

         This Note has been executed and delivered in Vernon Hills, Illinois and shall be construed in accordance with, and governed by, the laws of the State of Illinois.

         In the event one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         The Borrower hereby irrevocably waives any right to trial by jury in any action, suit, counterclaim or proceeding (i) to enforce or defend any rights under or in connection with this Note, or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith, or (ii) arising from any dispute or controversy arising in connection with or related to this Note, or any such amendment, instrument, document or agreement, and agrees that any such action, suit, counterclaim or proceeding shall be tried before a court and not before a jury.

         The Borrower promises to pay all reasonable costs and expenses (including reasonable attorneys' fees suffered or incurred by the holder hereof) in collecting this Note or in enforcing any rights under the Loan Agreement including any collateral granted thereunder. The Borrower hereby waives notice of nonpayment, presentment for payment, notice of dishonor, and protest of this Note.

         If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day and interest shall be payable thereon at the interest rate set forth herein

         IN WITNESS WHEREOF, this Note has been duly executed as of the day and year first set forth above.

ATTEST:                                              CDW LEASING , LLC


By: ______________________                           By: _______________________
Its:______________________                           Its:_______________________

                                    EXHIBIT B

                           Borrowing Base Certificate


         Reference is made to that certain Loan and Security Agreement (the "Agreement") between CDW CAPITAL CORP., an Illinois corporation ("CDWCC"), and CDW LEASING, LLC, an Illinois limited liability company ("Borrower") dated , 1999. Capitalized terms used in this Certificate shall have the meanings assigned to them in such agreement.

         The undersigned hereby certifies to CDWCC as follows:

         1. He is a Manager of Borrower.

         2. The Book Value of all outstanding Eligible Leases is one hundred three percent (103%) or less of the loan outstanding or the difference between the loan outstanding and one hundred three percent (103%) of the Book Value of the Eligible Leases is hereby repaid to CDWCC concurrent with the presentation of this Borrowing Base Certificate.

         3. The Eligible Leases and other contracts, invoices and accompanying documents are complete and authentic and shall be attached hereto if so requested by CDWCC and evidence the requested Advance in the amount of $________, and all signatures thereon are genuine. Such Eligible Leases arose from bona fide transactions and all amounts represented to be payable on such leases, as indicated on the respective leases, are in fact, payable in accordance with the provision set forth therein.

         4. The notice will confirm that representations, warranties and covenants contained in Section 5 of the Agreement are true and correct and that no Event of Default exists, both as of the date of this request.

         IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate as of the ____ day of _____________, 19__.


                                       _____________________(signature)

                                       Name: __________________________
                                       Title:__________________________

                                    EXHIBIT C

                              Loan Advance Request


         Reference is made to that certain Loan and Security Agreement (the "Agreement") between CDW CAPITAL CORP., an Illinois corporation ("CDWCC"), and CDW LEASING, LLC, an Illinois limited liability company ("Borrower") dated , 1999. Capitalized terms used in this Certificate shall have the meanings assigned to them in such agreement.

         The undersigned hereby certifies to CDWCC as follows:

         1. He is a Manager of Borrower.

         2. Borrower hereby requests an Advance under the Loan in the amount of $_____.00.

         3. The Eligible Leases and other contracts, invoices and related documents, which are summarized on Schedule 1 attached hereto and made a part hereof are complete and authentic and evidence the requested Advance in the amount of $________, and all signatures thereon are genuine. Such Eligible Leases arose from bona fide transactions and all amounts represented to be payable on such leases, as indicated on the respective leases, are in fact, payable in accordance with the provision set forth therein.

         4. The notice will confirm that representations, warranties and covenants contained in Section 5 of the Agreement are true and correct and that no Event of Default exists, both as of the date of this request.

         IN WITNESS WHEREOF, the undersigned has executed this Loan Advance Request as of the ____ day of _____________, 19__.


                                       _____________________(signature)

                                       Name: __________________________
                                       Title:__________________________

                       SCHEDULE 1 TO LOAN ADVANCE REQUEST


        List of Eligible Leases Relating to Attached Loan Advance Request